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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 13, 2003

Boston Properties, Inc.
Boston Properties Limited Partnership
(Exact Name of Registrant as Specified in Its Charter)

Delaware Delaware (State or Other Jurisdiction of Incorporation)	1-13087 0-50209 (Commission File Number)	04-2473675 04-3372948 (I.R.S. Employer Identification No.)
111 Huntington Avenue Boston, Massachusetts 02199 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:
 (617) 236-3300

ITEM 5.    Other Events

        On May 13, 2003, Boston Properties, Inc. announced in press releases that its operating partnership, Boston Properties Limited Partnership, had commenced and then priced an offering of $250 million in aggregate principal amount of its 5.00% senior unsecured notes due June 1, 2015. The notes were priced at 99.329% of their face amount to yield 5.075%. Boston Properties, Inc. is attaching these press releases as Exhibit 99.1 and 99.2 to this Current Report on Form 8-K.

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

Exhibit No.
99.1	The Boston Properties, Inc. press release dated May 13, 2003 announcing the commencement of an offering of senior unsecured notes by its operating partnership, Boston Properties Limited Partnership.
99.2	The Boston Properties, Inc. press release dated May 13, 2003 announcing the pricing of an offering of senior unsecured notes by its operating partnership, Boston Properties Limited Partnership.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2003	BOSTON PROPERTIES, INC.
	By:	/s/ DOUGLAS T. LINDE Douglas T. Linde Chief Financial Officer

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2003	BOSTON PROPERTIES LIMITED PARTNERSHIP
	By:	Boston Properties, Inc. As General Partner
	By:	/s/ DOUGLAS T. LINDE Douglas T. Linde Chief Financial Officer

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SIGNATURES
SIGNATURES